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                                 AMENDMENT NO. 4

                                       TO

            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 4 ("Amendment No. 4") is entered into as of July 10, 1997, by and between Cold Metal Products, Inc. a New York corporation having its principal place of business at 8526 South Avenue, Youngstown, Ohio 44514 ("Borrower") and The Bank of New York having an office at 1290 Avenue of the Americas, New York, New York 10104 ("Bank").

                                   BACKGROUND
                                   ----------

                  Borrower and Bank are parties to a Second Amended and Restated Credit and Security Agreement dated as of August 1, 1994, as amended bye Amendment No. 1 dated as of June 30, 1995, Amendment No. 2 dated as of December 31, 1996 and Amendment No. 3 dated as of May 13, 1997 ("Amendment No. 3") (as amended and as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Bank provided Borrower with certain financial accommodations.

                  Pursuant to Amendment No. 3, the parties agree to amend, subsequent to the execution o Amendment No. 3, Section 2.1(a)(y)(iii) of the Loan Agreement to increase the amortizing availability from $7,700,000 to $18,000,000, subject to satisfaction of each of the conditions set forth in
Section 9 of Amendment No. 3, including the resolution of certain environmental issues.

                  Each of the condition set forth in section 9 of Amendment No. 3 has been ratified and therefore Borrower has requested that Bank amend the Loan Agreement on the terms set forth herein and Bank is willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Bank, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                  2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                  2.1. Section 1.2 of the Loan Agreement is hereby amended as follows:


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                  (a) the following defined terms are hereby added in their
appropriate alphabetical order:

                  "AMENDMENT NO. 4" shall mean Amendment No. 4 to Second Amended and Restated Credit and Security Agreement dated as of July 10, 1997.

                  2.2. Section 2.1(a)(y)(iii) is hereby amended by in its entirety to read as follows:

                                  "(iii) but only until the release of Bank's
                 Liens in accordance with Section 4.21 of this Agreement, $18,000,000, which amount shall be reduced by $100,000 on the first day or each month commencing August 1, 1997 until October 2, 2000 when the entire unpaid balance of such amount shall be due and payable, MINUS"

                  3. CONDITIONS OF EFFECTIVENESS. This Amendment No. 4 shall become effective when Bank shall have received:

                  (i) four (4) copies of this Amendment No. 4 executed by Borrower and consented to and agreed to be Cold Metal Products
Company, Ltd. as guarantor; and

                  (ii) consent of Participants who have purchased participating interest equal to 54.54% of the credit facility;

                  4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

                     (a) This Amendment No. 4 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                     (b) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 4.

                     (c) Borrower has no defense, counterclaim or offset with respect to the Obligations.

                  5. EFFECT ON THE LOAN AGREEMENT.

                     (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                     (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.


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                     (c) The execution, delivery and effectiveness of this
Amendment No. 4 shall not operate as a waiver of any right, power or remedy of Bank, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  6. GOVERNING LAW. This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                  7. HEADINGS. Section headings in this Amendment No. 4 are included herein for convenience o reference only and shall not constitute a part of this Amendment No. 4 for any other purpose.

                  8. COUNTERPARTS. This Amendment No. 4 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.


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                  IN WITNESS WHEREOF, this Amendment No. 4 has been duly
executed as of the day and year first written above.

                                 COLD METAL PRODUCTS, INC.

                                 By:  /S/ ALLEN R. MORROW
                                    -------------------------------
                                 Name:  ALLEN R. MORROW
                                      -----------------------------
                                 Title:  VICE PRESIDENT & TREASURER
                                       ----------------------------

                                 THE BANK OF NEW YORK

                                 By:  /S/ JOSEPH A. GRIMALDI
                                    -------------------------------
                                 Name  JOSEPH A. GRIMALDI
                                     ------------------------------
                                 Title:  Senior Executive Vice President

                       GUARANTOR CONSENT AND REAFFIRMATION

By its signature below, Cold Metal Products Company, Ltd. hereby consents to Amendment No. 4 and confirms that (i) its Guaranty Agreement dated as of August 4, 1987 in favor of Bank, as confirmed by Guaranty Confirmation dated as of August 1, 1994 (the "Guaranty"), (ii) the defined term "Collateral Documents" under the Guaranty shall be deemed to include the Hamilton Mortgage and (iii) the Collateral Documents (as defined in the Guaranty and as amended by clause
(ii) above), each remain in full force and effect and are in no way modified or impaired by Amendment No. 4 or any documents executed in connection therewith.

CONSENTED AND AGREED TO AS OF THE
DAY AND YEAR FIRST ABOVE WRITTEN:

COLD METAL PRODUCTS COMPANY, LTD.

By:  /S/ ALLEN R. MORROW
  -----------------------------
Name:  ALLEN R. MORROW
    ---------------------------
Title:  SECRETARY & TREASURER
      -------------------------